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                                                                      Exhibit 23
                                                                      ----------

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-99330, 33-80879, 333-87851, 333-88303 and
333-53228) of Lexmark International, Inc. of our reports dated February 25, 2004 relating to the financial statements and the financial statement schedule, which appear in this Form 10-K.





 /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Lexington, Kentucky
March 10, 2004